...

                             AMERICAN BALANCED FUND

                                     Part B
                      Statement of Additional Information

                                 March 1, 2010

                        (as supplemented June 30, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American Balanced Fund (the
"fund" or "AMBAL") dated March 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                             American Balanced Fund
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                  415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      ABALX        Class 529-A          CLBAX    Class R-1          RLBAX
Class B      BALBX        Class 529-B          CLBBX    Class R-2          RLBBX
Class C      BALCX        Class 529-C          CLBCX    Class R-3          RLBCX
Class F-1    BALFX        Class 529-E          CLBEX    Class R-4          RLBEX
Class F-2    AMBFX        Class 529-F-1        CLBFX    Class R-5          RLBFX
                                                        Class R-6          RLBGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Investment portfolio
Financial statements

                        American Balanced Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES

..    The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

..    The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments) generally rated Baa3 or better by Moody's Investors Service or BBB- or better by Standard & Poor's
     Corporation, or in unrated securities determined by the investment adviser to be of equivalent quality.

..    Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated, its quality becomes equivalent to such a rating), if, as a result of a downgrade or otherwise, the fund holds more than 2% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by Capital Research and Management Company, the fund's investment adviser.

INVESTING OUTSIDE THE U.S.

 .   The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                        American Balanced Fund -- Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

                        American Balanced Fund -- Page 3

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                        American Balanced Fund -- Page 4

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Association (Ginnie Mae), the
     Veterans Administration (VA), the Federal Housing Administration (FHA), the
     Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation
     (OPIC), the Commodity Credit Corporation (CCC) and the Small Business
     Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

                        American Balanced Fund -- Page 5

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the

                        American Balanced Fund -- Page 6

original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company's securities are listed, where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

The fund may purchase and sell currencies to facilitate securities transactions.

                        American Balanced Fund -- Page 7

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

                        American Balanced Fund -- Page 8

The fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities between two and 10 years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

The fund's portfolio turnover rates for the fiscal years ended December 31, 2009 and 2008 were 46% and 41%, respectively. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

Under normal circumstances, the investment adviser anticipates that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed
100% on an annual basis.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                        American Balanced Fund -- Page 9

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund's investment adviser may apply more restrictive policies than those listed below.

FUNDAMENTAL POLICIES -- The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.   Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC,
SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

          a.  Borrow money;

          b.  Issue senior securities;

          c.  Underwrite the securities of other issuers;

          d.  Purchase or sell real estate or commodities;

          e.  Make loans; or

          f. Purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry.

2.   The fund may not invest in companies for the purpose of exercising control or management.

NONFUNDAMENTAL POLICIES -- The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                       American Balanced Fund -- Page 10


ADDITIONAL INFORMATION ABOUT FUND POLICIES -- The information below is not part of the fund's fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the
1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund's current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund's commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933
Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3%
of its total assets, provided that this limitation shall not apply to the fund's purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

                       American Balanced Fund -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                NUMBER OF
 POSITION WITH FUND                                         PORTFOLIOS/3/
 (YEAR FIRST ELECTED  AS A      PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE/2/)                    DURING PAST FIVE YEARS       BY TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------
 Mary Jane Elmore, 56         Managing Director and               3         None
 Trustee (2008)               General Partner,
                              Institutional Venture
                              Partners; former Product
                              Marketing Manager, Intel
                              Corporation's Development
                              Systems Division
------------------------------------------------------------------------------------------------------------
 Robert A. Fox, 73            Managing General Partner,           9         None
 Chairman of the Board        Fox Investments LP;
 (Independent and             corporate director; retired
 Non-Executive)               President and CEO, Foster
 (1976-1978; 1982)            Farms (poultry producer)
------------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 62         Co-founder, VentureThink            9         None
 Trustee (1993)               LLC (developed and managed
                              e-commerce businesses) and
                              Versura Inc. (education
                              loan exchange); former
                              Treasurer, The Washington
                              Post Company
------------------------------------------------------------------------------------------------------------
 William D. Jones, 54         Real estate developer/              6         Sempra Energy;
 Trustee (2008)               owner, President and CEO,                     SouthWest Water Company
                              CityLink Investment
                              Corporation (acquires,
                              develops and manages real
                              estate ventures in selected
                              urban communities) and City
                              Scene Management Company
                              (provides commercial asset
                              and property management
                              services)
------------------------------------------------------------------------------------------------------------
 John M. Lillie, 73           Former CEO, American                3         None
 Trustee (2003)               President Companies
                              (container shipping and
                              transportation services);
                              former CEO, Lucky Stores;
                              former CEO, Leslie Salt
------------------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 12

 NAME, AGE AND                                                NUMBER OF
 POSITION WITH FUND                                         PORTFOLIOS/3/
 (YEAR FIRST ELECTED  AS A      PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE/2/)                    DURING PAST FIVE YEARS       BY TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------
 John G. McDonald, 73         Stanford Investors                 12         iStar Financial, Inc.;
 Trustee (1975-1978; 1988)    Professor, Graduate School                    Plum Creek Timber Co.;
                              of Business, Stanford                         QuinStreet, Inc.;
                              University                                    Scholastic Corporation
------------------------------------------------------------------------------------------------------------
 James J. Postl, 64           Former President and CEO,           3         Cooper Industries;
 Trustee (2007)               Pennzoil-Quaker State                         Pulte, Inc.
                              Company (automotive
                              products and services)
------------------------------------------------------------------------------------------------------------
 Henry E. Riggs, 75           President Emeritus, Keck            5         None
 Trustee (1989)               Graduate Institute of
                              Applied Life Sciences
------------------------------------------------------------------------------------------------------------
 Isaac Stein, 63              President, Waverley                 3         Alexza Pharmaceuticals, Inc.;
 Trustee (2004)               Associates (private                           Maxygen, Inc.
                              investment fund); Chairman
                              Emeritus of the Board of
                              Trustees, Stanford
                              University
------------------------------------------------------------------------------------------------------------

"INTERESTED" TRUSTEES/5/,/6/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A     OR THE PRINCIPAL UNDERWRITER     OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE/OFFICER/2/)                   OF THE FUND            BY TRUSTEE              BY TRUSTEE
----------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell, 66       Senior Vice President -             2         None
 Vice Chairman of the Board    Capital World Investors,
 (1990)                        Capital Research and
                               Management Company;
                               Director, Capital Research
                               and Management Company
----------------------------------------------------------------------------------------------------------
 Gregory D. Johnson, 47        Senior Vice President -             1         None
 President (2003)              Capital World Investors,
                               Capital Research and
                               Management Company
----------------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 13

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS       AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER/2/)                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------
 Hilda L. Applbaum, 49    Senior Vice President - Capital World Investors,
 Senior Vice President    Capital Research and Management Company
 (1999)
-------------------------------------------------------------------------------
 Jeffrey T. Lager, 41     Senior Vice President - Capital World Investors,
 Senior Vice President    Capital Research Company*
 (2002)
-------------------------------------------------------------------------------
 James R. Mulally, 57     Senior Vice President - Fixed Income, Capital
 Senior Vice President    Research and Management Company
 (2009)
-------------------------------------------------------------------------------
 Paul F. Roye, 56         Senior Vice President - Fund Business Management
 Senior Vice President    Group, Capital Research and Management Company;
 (2007)                   Director, American Funds Service Company*; former
                          Director, Division of Investment Management, United
                          States Securities and Exchange Commission
-------------------------------------------------------------------------------
 John H. Smet, 53         Senior Vice President - Fixed Income, Capital
 Senior Vice President    Research and Management Company; Director, The
 (2000)                   Capital Group Companies, Inc.*
-------------------------------------------------------------------------------
 Alan N. Berro, 49        Senior Vice President - Capital World Investors,
 Vice President (2010)    Capital Research and Management Company
-------------------------------------------------------------------------------
 Patrick F. Quan, 51      Vice President - Fund Business Management Group,
 Secretary (1986)         Capital Research and Management Company
-------------------------------------------------------------------------------
 Jennifer M. Buchheim,    Vice President - Fund Business Management Group,
 36                       Capital Research and Management Company
 Treasurer (2005)
-------------------------------------------------------------------------------
 Julie E. Lawton, 36      Associate - Capital Research and Management Company
 Assistant Secretary
 (2009)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

1  The term "independent" trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the 1940 Act.
2  Trustees and officers of the fund serve until their resignation, removal or retirement.
3  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.
5  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
6  All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       American Balanced Fund -- Page 14

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2009:

                                                                            AGGREGATE
                                                                             DOLLAR
                                                                           RANGE/1/ OF
                                                                           INDEPENDENT
                                         AGGREGATE                          TRUSTEES
                                      DOLLAR RANGE/1/      DOLLAR           DEFERRED
                                         OF SHARES       RANGE/1 /OF     COMPENSATION/2/
                                         OWNED IN        INDEPENDENT      ALLOCATED TO
                                         ALL FUNDS        TRUSTEES          ALL FUNDS
                                          IN THE          DEFERRED           WITHIN
                     DOLLAR RANGE/1/  AMERICAN FUNDS   COMPENSATION/2/   AMERICAN FUNDS
                         OF FUND      FAMILY OVERSEEN     ALLOCATED      FAMILY OVERSEEN
       NAME           SHARES OWNED      BY TRUSTEE         TO FUND         BY TRUSTEE
-----------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
-----------------------------------------------------------------------------------------
 Mary Jane Elmore       $50,001 -      Over $100,000      $50,001 -       Over $100,000
                        $100,000                          $100,000
-----------------------------------------------------------------------------------------
 Robert A. Fox        Over $100,000    Over $100,000    Over $100,000     Over $100,000

-----------------------------------------------------------------------------------------
 Leonade D. Jones     Over $100,000    Over $100,000    Over $100,000     Over $100,000

-----------------------------------------------------------------------------------------
 William D. Jones       $10,001 -      Over $100,000      $10,001 -       Over $100,000
                         $50,000                           $50,000
-----------------------------------------------------------------------------------------
 John M. Lillie       Over $100,000    Over $100,000         N/A               N/A

-----------------------------------------------------------------------------------------
 John G. McDonald       $50,001 -      Over $100,000         N/A               N/A
                        $100,000
-----------------------------------------------------------------------------------------
 James J. Postl       Over $100,000    Over $100,000      $50,001 -       Over $100,000
                                                          $100,000
-----------------------------------------------------------------------------------------
 Henry E. Riggs       Over $100,000    Over $100,000    Over $100,000     Over $100,000

-----------------------------------------------------------------------------------------
 Isaac Stein          Over $100,000    Over $100,000         N/A               N/A

-----------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 15

                                                           AGGREGATE
                                                        DOLLAR RANGE/1/
                                                           OF SHARES
                                                            OWNED IN
                                                           ALL FUNDS
                                                             IN THE
                           DOLLAR RANGE/1/               AMERICAN FUNDS
                               OF FUND                  FAMILY OVERSEEN
        NAME                 SHARES OWNED                  BY TRUSTEE
------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
------------------------------------------------------------------------------
 Robert G.                  Over $100,000                Over $100,000
 O'Donnell
------------------------------------------------------------------------------
 Gregory D. Johnson         Over $100,000                Over $100,000
------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
   Companies, Inc. retirement plan and 401(k) plan.
2  Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $9,000 to $20,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

                       American Balanced Fund -- Page 16

TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Mary Jane Elmore/3/             $34,333                          $103,000
------------------------------------------------------------------------------------------
 Robert A. Fox/3/                 37,413                           310,667
------------------------------------------------------------------------------------------
 Leonade D. Jones/3/              54,024                           360,667
------------------------------------------------------------------------------------------
 William D. Jones/3/              37,250                           216,000
------------------------------------------------------------------------------------------
 John M. Lillie                   48,166                           144,500
------------------------------------------------------------------------------------------
 John G. McDonald/3/              39,833                           400,250
------------------------------------------------------------------------------------------
 James J. Postl/3/                39,333                           118,000
------------------------------------------------------------------------------------------
 Henry E. Riggs/3/                49,617                           293,416
------------------------------------------------------------------------------------------
 Isaac Stein                      46,833                           133,000
------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating trustees is as follows: Mary Jane Elmore
   ($68,799), Robert A. Fox ($639,046), Leonade D. Jones ($152,527), William D.
   Jones ($20,928), John G. McDonald ($583,274), James J. Postl ($116,726) and
   Henry E. Riggs ($351,281). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of June 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, reorganized in Maryland on February 2, 1990 and was reorganized as a Delaware statutory trust on March 1, 2010. All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                       American Balanced Fund -- Page 17

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to the fund's Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Robert A. Fox, Leonade D. Jones, John M. Lillie, James J. Postl and Isaac
Stein, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Mary Jane Elmore, Robert A. Fox,
Leonade D. Jones, William D. Jones, John M. Lillie, John G. McDonald, James J.
Postl, Henry E. Riggs, and Isaac Stein, none of whom is an "interested person"
of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund

                       American Balanced Fund -- Page 18

and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters.
One contracts committee meeting was held during the 2009 fiscal year.

The fund has a nominating and governance committee comprised of Leonade D.
Jones, William D. Jones, John M. Lillie, John G. McDonald and Henry E. Riggs,
none of whom is an "interested person" of the fund within the meaning of the
1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.
The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.
Four nominating committee meetings were held during the 2009 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

                       American Balanced Fund -- Page 19

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

                       American Balanced Fund -- Page 20

PRINCIPAL FUND SHAREHOLDERS - The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class A        20.16%
 Omnibus Account                                        Class B         8.97
 Maryland Heights, MO
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A         6.99
 Custody Account                                        Class B         9.03
 St. Louis, MO                                          Class C        10.78
                                                        Class F-1       7.28
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class A         6.47
 Jersey City, NJ                                        Class B         9.07
                                                        Class C         7.52
                                                        Class F-1      19.24
                                                        Class F-2      10.41
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class C        12.58
 Omnibus Account                                        Class F-2      35.70
 Jacksonville, FL                                       Class R-5       5.87
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class C         8.49
 Omnibus Account                                        Class F-1       9.56
 New York, NY
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1       9.54
 Custody Account                                        Class F-2       5.51
 San Francisco, CA                                      Class R-4       5.55
-------------------------------------------------------------------------------
 LPL Financial                              Record      Class F-1       7.01
 Omnibus Account                                        Class F-2      10.12
 San Diego, CA
-------------------------------------------------------------------------------
 Hartford Life Insurance Co. Separate       Record      Class R-1      32.62
 Account                                    Beneficial  Class R-3       8.40
 401K Plan
 Hartford, CT
-------------------------------------------------------------------------------
 ING Life Insurance & Annuity               Record      Class R-3      14.62
 Hartford, CT                                           Class R-4       5.60
-------------------------------------------------------------------------------
 Trader Joe's Company                       Record      Class R-4       7.01
 Retirement Plan                            Beneficial
 Englewood, CO
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class R-4       5.51
 401K Plans                                 Beneficial  Class R-5      10.81
 Covington, KY                                          Class R-6      13.84
-------------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA        Record      Class R-5      33.03
 Omnibus Account
 Boston, MA
-------------------------------------------------------------------------------
 American Funds 2020 Target Date            Record      Class R-6      14.99
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2030 Target Date            Record      Class R-6      12.17
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2025 Target Date            Record      Class R-6      12.14
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2015 Target Date            Record      Class R-6      12.01
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2010 Target Date            Record      Class R-6       7.94
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------

                       American Balanced Fund -- Page 21

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital

                       American Balanced Fund -- Page 22

Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: S&P 500; Lipper Growth &
Income Funds Index; Barclays Capital U.S. Aggregate Index; Lipper General U.S.
Government Funds Average and Lipper Corporate Debt Funds A Rated Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       American Balanced Fund -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2009:

                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER           NUMBER
                                       REGISTERED           POOLED           OF OTHER
                                       INVESTMENT         INVESTMENT         ACCOUNTS
                                    COMPANIES (RICS)    VEHICLES (PIVS)      FOR WHICH
                                        FOR WHICH          FOR WHICH         PORTFOLIO
                                        PORTFOLIO          PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR          COUNSELOR       IS A MANAGER
                        OF FUND       IS A MANAGER       IS A MANAGER       (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------
 Robert G.                Over         2      $ 50.3         None               None
 O'Donnell             $1,000,000
--------------------------------------------------------------------------------------------
 Gregory D. Johnson    $100,001 -      3      $150.4         None               None
                        $500,000
--------------------------------------------------------------------------------------------
 Hilda L. Applbaum     $100,001 -      2      $ 65.1         None               None
                        $500,000
--------------------------------------------------------------------------------------------
 James R. Mulally         Over         3      $175.9      1       $0.03         None
                       $1,000,000
--------------------------------------------------------------------------------------------
 John H. Smet          $100,001 -      7      $226.2         None               None
                        $500,000
--------------------------------------------------------------------------------------------
 Alan N. Berro         $500,001 -      3      $156.5         None               None
                       $1,000,000
--------------------------------------------------------------------------------------------
 Dina N. Perry         $100,001 -      3      $153.9      1       $0.94         None
                        $500,000
--------------------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
   $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
   No fund has an advisory fee that is based on the performance of the fund.
3  Represents funds advised or sub-advised by Capital Research and Management
   Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
   Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement

                       American Balanced Fund -- Page 24

provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The investment adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's daily net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to
$6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, 0.25% of such assets over $10.5 billion to $13 billion, 0.245% of such assets over $13 billion to $17 billion, 0.24% of such assets over $17 billion to $21 billion,
0.235% of such assets over $21 billion to $27 billion, 0.230% of such assets over $27 billion to $34 billion, 0.225% of such assets over $34 billion to $44 billion, 0.220% of such assets over $44 billion to $55 billion, 0.215% of such assets over $55 billion to $71 billion, and 0.210% of such assets over $71 billion.

For the fiscal years ended December 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $105,924,000,
$127,758,000 and $140,741,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $114,982,000 (a reduction of $12,776,000) and $126,667,000 (a reduction of $14,074,000) for the fiscal years ended December 31, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

                       American Balanced Fund -- Page 25

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

                       American Balanced Fund -- Page 26

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $7,145,000
------------------------------------------------------------------------------
              CLASS F-1                               1,074,000
------------------------------------------------------------------------------
              CLASS F-2                                 137,000
------------------------------------------------------------------------------
             CLASS 529-A                              1,511,000
------------------------------------------------------------------------------
             CLASS 529-B                                383,000
------------------------------------------------------------------------------
             CLASS 529-C                                644,000
------------------------------------------------------------------------------
             CLASS 529-E                                 94,000
------------------------------------------------------------------------------
            CLASS 529-F-1                                47,000
------------------------------------------------------------------------------
              CLASS R-1                                 164,000
------------------------------------------------------------------------------
              CLASS R-2                               4,094,000
------------------------------------------------------------------------------
              CLASS R-3                               4,130,000
------------------------------------------------------------------------------
              CLASS R-4                               2,587,000
------------------------------------------------------------------------------
              CLASS R-5                               1,110,000
------------------------------------------------------------------------------
             CLASS R-6*                                 144,000
------------------------------------------------------------------------------

*  Class R-6 was first offered for sale on May 1, 2009.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12711 North Meridian
Street, Carmel, IN 46032; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

                       American Balanced Fund -- Page 27

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2009            $10,132,000         $46,807,000
                                                  2008             16,528,000          73,711,000
                                                  2007             21,903,000          96,943,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009                343,000           1,844,000
                                                  2008              1,213,000           9,219,000
                                                  2007              1,933,000          12,547,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                623,000           3,651,000
                                                  2008              1,676,000           6,112,000
                                                  2007                 76,000           8,685,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009                951,000           4,582,000
                                                  2008              1,064,000           5,028,000
                                                  2007              1,253,000           5,898,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 50,000             214,000
                                                  2008                127,000           1,007,000
                                                  2007                166,000           1,116,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                     --             671,000
                                                  2008                 38,000             793,000
                                                  2007                     --             988,000
-----------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 28

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                       American Balanced Fund -- Page 29

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------
          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1  Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
     2  The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $64,659,000                 $5,751,000
------------------------------------------------------------------------------
        CLASS B                  32,516,000                  2,864,000
------------------------------------------------------------------------------
        CLASS C                  40,657,000                  3,851,000
------------------------------------------------------------------------------
       CLASS F-1                  2,089,000                    232,000
------------------------------------------------------------------------------
      CLASS 529-A                 2,384,000                    225,000
------------------------------------------------------------------------------
      CLASS 529-B                 2,574,000                    253,000
------------------------------------------------------------------------------
      CLASS 529-C                 4,427,000                    492,000
------------------------------------------------------------------------------
      CLASS 529-E                   347,000                     36,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                         --
------------------------------------------------------------------------------
       CLASS R-1                  1,015,000                    109,000
------------------------------------------------------------------------------
       CLASS R-2                  6,848,000                    699,000
------------------------------------------------------------------------------
       CLASS R-3                 10,316,000                  1,122,000
------------------------------------------------------------------------------
       CLASS R-4                  4,320,000                    390,000
------------------------------------------------------------------------------

                       American Balanced Fund -- Page 30

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

                       American Balanced Fund -- Page 31

OTHER COMPENSATION TO DEALERS -- As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Cetera Financial Group
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     Commonwealth Financial Network
     D.A. Davidson & Co.
     Edward Jones
     Genworth Financial Securities Corporation
     H. Beck, Inc.
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Financial Partners, Inc.
     Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     J.P. Morgan Chase Banc One
          Chase Investment Services Corp.
          J.P. Morgan Securities Inc.
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
          Associated Securities Corp.
          LPL Financial Corporation
          Mutual Service Corporation
          Uvest Investment Services
          Waterstone Financial Group, Inc.
     Merrill Lynch Banc of America
          Banc of America Investment Services, Inc.
          Banc of America Securities LLC
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
          Metlife Securities Inc.
          Nathan & Lewis Securities, Inc.
          New England Securities
          Tower Square Securities, Inc.
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC

                       American Balanced Fund -- Page 32

     National Planning Holdings Inc.
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     PNC Bank, National Association
     PNC Investments LLC
     Raymond James Group
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Stifel, Nicolaus & Company, Incorporated
     SunTrust Investment Services, Inc.
     The Advisor Group
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
          SagePoint Financial, Inc.
          Sentra Securities Croporation
          Spelman & Co., Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
          A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
          Captrust Financial Advisors
          First Clearing LLC
          First Union Securities Financial Network, Inc.
          Southtrust Securities, Inc.
          Wachovia Securities, Inc.
          Wells Fargo Advisors Financial Network, LLC
          Wells Fargo Advisors Investment Services Group
          Wells Fargo Advisors Latin American Channel
          Wells Fargo Advisors Private Client Group
          Wells Fargo Investments, LLC

                       American Balanced Fund -- Page 33

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

                       American Balanced Fund -- Page 34

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales

                       American Balanced Fund -- Page 35

and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
December 31, 2009, 2008 and 2007 amounted to $19,712,000, $19,284,000 and
$12,090,000, respectively. The increase in brokerage commissions paid since 2007 is attributable to the increase in the volume of trading activity, resulting in the increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., Goldman Sachs & Co. and
Morgan Stanley. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $148,950,000. The fund held debt securities of Citigroup Inc. in the amount of $50,493,000, Goldman Sachs
Group, Inc. in the amount of $27,605,000 and Morgan Stanley in the amount of
$21,525,000.

                       American Balanced Fund -- Page 36

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                       American Balanced Fund -- Page 37

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                       American Balanced Fund -- Page 38

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

                       American Balanced Fund -- Page 39

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time from one or more independent pricing vendors.
The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in

                       American Balanced Fund -- Page 40

overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                       American Balanced Fund -- Page 41

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                       American Balanced Fund -- Page 42

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

                       American Balanced Fund -- Page 43

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term

                       American Balanced Fund -- Page 44

     capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                       American Balanced Fund -- Page 45

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       American Balanced Fund -- Page 46

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           12711 North Meridian Street
           Carmel, IN 46032-9198

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                       American Balanced Fund -- Page 47

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program and other registered investment companies approved by the fund.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                       American Balanced Fund -- Page 48

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

CONVERSION -- Currently, Class C shares of the fund automatically convert to
Class F-1 shares in the month of the 10-year anniversary of the purchase date.
The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, converting into a different share class or not converting. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

                       American Balanced Fund -- Page 49

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

                       American Balanced Fund -- Page 50

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                       American Balanced Fund -- Page 51

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or

                       American Balanced Fund -- Page 52

          the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                       American Balanced Fund -- Page 53

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                       American Balanced Fund -- Page 54

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the
     Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these

                       American Balanced Fund -- Page 55

     plans will be deemed completed and will terminate. In addition, effective
     May 1, 2009, the Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement.
     After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                       American Balanced Fund -- Page 56

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

                       American Balanced Fund -- Page 57

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives

                       American Balanced Fund -- Page 58

          payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                       American Balanced Fund -- Page 59

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                       American Balanced Fund -- Page 60

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                       American Balanced Fund -- Page 61

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                       American Balanced Fund -- Page 62

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account. The fund does not issue share certificates.

                       American Balanced Fund -- Page 63

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $41,549,000 for Class A shares and $4,799,000 for
Class B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Suite 1200, Costa Mesa, CA 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Bingham McCutchen LLP, 355 South Grand Avenue,
Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel
("counsel") for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to

                       American Balanced Fund -- Page 64

prospectus@americanfunds.com. Shareholders may also access the fund's current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer
Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the
Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

                       American Balanced Fund -- Page 65

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $16.21
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $17.20

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

                       American Balanced Fund -- Page 66

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUND
American Funds Money Market
Fund/(R)/ . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                       American Balanced Fund -- Page 67

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                       American Balanced Fund -- Page 68

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUND
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659

                       American Balanced Fund -- Page 69

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2055 Target
Date Retirement Fund/SM/      082    2182   2282   2382   2482   2582    2682
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                       American Balanced Fund -- Page 70

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       American Balanced Fund -- Page 71

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       American Balanced Fund -- Page 72

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       American Balanced Fund -- Page 73

...
[logo – American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2009

Common stocks — 65.00%	Shares	Value (000)

INFORMATION TECHNOLOGY — 11.56%
Microsoft Corp.	43,820,000	$1,336,072
Oracle Corp.	32,136,391	788,627
Cisco Systems, Inc.1	28,300,000	677,502
International Business Machines Corp.	3,400,000	445,060
Hewlett-Packard Co.	7,850,000	404,354
QUALCOMM Inc.	6,470,000	299,302
Google Inc., Class A1	390,000	241,792
Corning Inc.	10,250,000	197,928
SAP AG (ADR)	3,000,000	140,430
Apple Inc.1	655,000	138,113
Automatic Data Processing, Inc.	3,200,000	137,024
EMC Corp.1	7,700,000	134,519
Yahoo! Inc.1	7,906,000	132,663
Intel Corp.	5,000,000	102,000
Paychex, Inc.	2,802,200	85,859
Tyco Electronics Ltd.	3,360,000	82,488
Nokia Corp. (ADR)	5,500,000	70,675
Applied Materials, Inc.	4,415,000	61,545
Texas Instruments Inc.	2,000,000	52,120
		5,528,073

FINANCIALS — 8.66%
Wells Fargo & Co.	34,122,500	920,966
Berkshire Hathaway Inc., Class A1	8,080	801,536
U.S. Bancorp	23,510,000	529,210
American Express Co.	9,300,000	376,836
JPMorgan Chase & Co.	7,145,000	297,732
ACE Ltd.	4,400,000	221,760
Allstate Corp.	6,500,000	195,260
SunTrust Banks, Inc.	8,005,000	162,422
Citigroup Inc.	45,000,000	148,950
Bank of America Corp.	9,150,000	137,799
Chubb Corp.	2,200,000	108,196
Lincoln National Corp.	3,300,000	82,104
Comerica Inc.	2,700,000	79,839
PNC Financial Services Group, Inc.	1,500,000	79,185
		4,141,795

INDUSTRIALS — 8.31%
Boeing Co.	10,660,000	577,026
Deere & Co.	8,240,000	445,701
United Technologies Corp.	5,030,000	349,132
Lockheed Martin Corp.	4,393,772	331,071
Emerson Electric Co.	6,350,000	270,510
Tyco International Ltd.	6,260,000	223,357
Burlington Northern Santa Fe Corp.	2,250,000	221,895
Northrop Grumman Corp.	3,935,000	219,770
General Electric Co.	14,500,000	219,385
Honeywell International Inc.	4,900,000	192,080
Union Pacific Corp.	3,000,000	191,700
Parker Hannifin Corp.	3,000,000	161,640
United Parcel Service, Inc., Class B	2,500,000	143,425
General Dynamics Corp.	2,100,000	143,157
European Aeronautic Defence and Space Co. EADS NV2	5,500,000	109,785
Illinois Tool Works Inc.	2,000,000	95,980
FedEx Corp.	900,000	75,105
		3,970,719

HEALTH CARE — 7.45%
Merck & Co., Inc.	14,077,200	514,381
Bristol-Myers Squibb Co.	17,000,000	429,250
UnitedHealth Group Inc.	13,950,000	425,196
Pfizer Inc	21,622,000	393,304
Eli Lilly and Co.	10,352,000	369,670
Abbott Laboratories	6,600,000	356,334
Medtronic, Inc.	8,000,000	351,840
Johnson & Johnson	3,250,000	209,332
Cardinal Health, Inc.	5,815,000	187,476
Aetna Inc.	4,550,000	144,235
Stryker Corp.	2,000,000	100,740
Amgen Inc.1	1,400,000	79,198
		3,560,956

ENERGY — 7.27%
Chevron Corp.	12,772,000	983,316
Royal Dutch Shell PLC, Class B (ADR)	12,083,000	702,385
ConocoPhillips	11,250,000	574,537
Exxon Mobil Corp.	4,750,000	323,902
Baker Hughes Inc.	7,000,000	283,360
Schlumberger Ltd.	3,450,000	224,561
TOTAL SA (ADR)	3,295,000	211,012
Occidental Petroleum Corp.	1,000,000	81,350
Smith International, Inc.	2,250,000	61,133
EnCana Corp.	1,000,000	32,588
		3,478,144

CONSUMER STAPLES — 6.19%
Coca-Cola Co.	14,570,000	830,490
Philip Morris International Inc.	14,400,000	693,936
Wal-Mart Stores, Inc.	7,537,800	402,895
Kraft Foods Inc., Class A	6,550,000	178,029
Unilever NV (New York registered)	4,500,000	145,485
Estée Lauder Companies Inc., Class A	3,000,000	145,080
Procter & Gamble Co.	2,350,000	142,481
H.J. Heinz Co.	3,250,000	138,970
Avon Products, Inc.	4,250,000	133,875
PepsiCo, Inc.	1,250,000	76,000
Hershey Co.	1,985,000	71,043
		2,958,284

CONSUMER DISCRETIONARY — 3.94%
Home Depot, Inc.	19,400,000	561,242
Time Warner Inc.	13,583,333	395,818
McDonald’s Corp.	4,070,000	254,131
News Corp., Class A	15,000,000	205,350
Comcast Corp., Class A	8,425,000	142,046
Nordstrom, Inc.	2,400,000	90,192
Magna International Inc., Class A	1,750,000	88,515
Macy’s, Inc.	4,500,000	75,420
Best Buy Co., Inc.	1,750,000	69,055
		1,881,769

MATERIALS — 3.72%
Monsanto Co.	5,955,000	486,821
E.I. du Pont de Nemours and Co.	9,300,000	313,131
BHP Billiton Ltd.2	7,000,000	268,041
Dow Chemical Co.	9,000,000	248,670
Weyerhaeuser Co.	4,590,000	198,013
Alcoa Inc.	11,500,000	185,380
Praxair, Inc.	1,000,000	80,310
		1,780,366

TELECOMMUNICATION SERVICES — 2.53%
AT&T Inc.	26,000,000	728,780
Verizon Communications Inc.	12,800,000	424,064
Vodafone Group PLC2	25,000,000	57,968
		1,210,812

UTILITIES — 2.14%
PG&E Corp.	7,100,000	317,015
Exelon Corp.	5,700,000	278,559
Southern Co.	5,000,000	166,600
GDF Suez2	3,644,005	157,975
Edison International	3,000,000	104,340
		1,024,489

MISCELLANEOUS — 3.23%
Other common stocks in initial period of acquisition		1,545,948

Total common stocks (cost: $27,304,826,000)		31,081,355

Preferred stocks — 0.32%

FINANCIALS — 0.28%
BNP Paribas 7.195%3,4	57,200,000	53,196
Barclays Bank PLC 7.434%3,4	30,400,000	28,120
AXA SA, Series B, 6.379%3,4	26,000,000	21,060
QBE Capital Funding II LP 6.797%3,4	24,470,000	20,951
XL Capital Ltd., Series E, 6.50%4	16,160,000	12,362
		135,689

MISCELLANEOUS — 0.04%
Other preferred stocks in initial period of acquisition		19,203

Total preferred stocks (cost: $166,748,000)		154,892

	Principal amount	Value
Bonds & notes — 31.65%	(000)	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 14.18%
U.S. Treasury 0.875% 20102,5	$59,336	$59,544
U.S. Treasury 4.625% 2011	1,023,000	1,093,168
U.S. Treasury 3.00% 20122,5	197,024	212,322
U.S. Treasury 4.25% 2012	211,600	227,106
U.S. Treasury 2.75% 2013	167,000	171,065
U.S. Treasury 3.375% 2013	732,000	768,483
U.S. Treasury 3.50% 2013	463,000	487,993
U.S. Treasury 3.625% 2013	20,000	21,180
U.S. Treasury 4.25% 2013	245,335	264,810
U.S. Treasury 1.875% 2014	234,000	229,229
U.S. Treasury 1.875% 20152,5	121,694	128,445
U.S. Treasury 2.625% 2016	40,250	39,011
U.S. Treasury 4.75% 2017	74,750	81,130
U.S. Treasury 8.875% 2017	91,625	124,954
U.S. Treasury 1.625% 20182,5	105,250	107,926
U.S. Treasury 3.50% 2018	1,124,250	1,115,245
U.S. Treasury 2.125% 20192,5	50,343	53,530
U.S. Treasury 7.875% 2021	38,750	52,107
U.S. Treasury 6.25% 2023	519,500	620,802
U.S. Treasury 2.375% 20252,5	57,341	60,816
U.S. Treasury 6.875% 2025	79,500	100,959
U.S. Treasury 2.00% 20262,5	3,812	3,849
U.S. Treasury 5.50% 2028	17,125	19,094
U.S. Treasury 5.25% 2029	15,000	16,261
U.S. Treasury 4.50% 2036	151,800	149,617
U.S. Treasury 4.375% 2038	48,000	46,110
U.S. Treasury 3.50% 2039	274,000	224,595
Federal Agricultural Mortgage Corp. 4.875% 20113	40,000	41,841
Federal Agricultural Mortgage Corp. 5.50% 20113	7,000	7,416
CoBank ACB 7.875% 20183	20,000	21,704
CoBank ACB 0.854% 20223,4	23,425	17,447
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	33,000	34,154
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	31,046
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	30,000	30,856
Federal Home Loan Bank 5.25% 2014	25,875	28,632
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	27,500	27,857
Fannie Mae 6.25% 2029	20,000	22,928
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	22,000	22,565
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	14,000	14,221
		6,780,018

MORTGAGE-BACKED OBLIGATIONS6 — 8.55%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	52,930	54,055
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	47,769
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	16,627
Fannie Mae 4.89% 2012	30,000	31,514
Fannie Mae 4.00% 2015	12,841	13,227
Fannie Mae 5.00% 2018	2,433	2,566
Fannie Mae 5.00% 2018	1,233	1,301
Fannie Mae 11.00% 2018	339	391
Fannie Mae 5.50% 2019	2,181	2,330
Fannie Mae 5.50% 2020	32,667	34,867
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	10,280	10,649
Fannie Mae 4.50% 2023	35,602	36,708
Fannie Mae 4.50% 2023	34,935	36,020
Fannie Mae 4.00% 2024	151,663	152,817
Fannie Mae 4.00% 2024	128,357	129,364
Fannie Mae 4.00% 2024	42,648	42,973
Fannie Mae 4.00% 2024	29,458	29,682
Fannie Mae 4.00% 2024	26,602	26,805
Fannie Mae 4.00% 2024	23,944	24,127
Fannie Mae 4.00% 2024	22,416	22,587
Fannie Mae 4.00% 2024	21,801	21,966
Fannie Mae 4.00% 2024	10,601	10,682
Fannie Mae 4.00% 2024	7,913	7,973
Fannie Mae 4.00% 2024	5,498	5,540
Fannie Mae 4.50% 2024	55,134	56,794
Fannie Mae 4.50% 2024	55,125	56,785
Fannie Mae 4.50% 2024	40,749	41,976
Fannie Mae 4.50% 2024	12,220	12,588
Fannie Mae 4.50% 2024	12,105	12,469
Fannie Mae 4.50% 2024	9,805	10,101
Fannie Mae 4.50% 2024	8,891	9,159
Fannie Mae 4.50% 2024	8,381	8,634
Fannie Mae, Series 2001-4, Class NA, 11.829% 20254	243	274
Fannie Mae 6.00% 2027	12,303	13,115
Fannie Mae 8.50% 2027	32	37
Fannie Mae, Series 2001-20, Class D, 11.044% 20314	72	83
Fannie Mae 5.50% 2033	25,439	26,750
Fannie Mae 5.50% 2033	19,603	20,614
Fannie Mae 5.50% 2033	2,844	2,991
Fannie Mae 5.50% 2035	11,367	11,953
Fannie Mae 5.50% 2035	7,176	7,564
Fannie Mae 6.50% 2035	14,039	15,166
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	5,712	4,540
Fannie Mae 5.50% 2036	3,001	3,154
Fannie Mae 5.50% 2036	2,595	2,727
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	14,312	15,334
Fannie Mae 6.00% 2036	6,492	6,907
Fannie Mae 5.616% 20374	25,293	26,658
Fannie Mae 6.00% 2037	92,475	98,677
Fannie Mae 6.00% 2037	47,015	49,926
Fannie Mae 6.00% 2037	22,123	23,479
Fannie Mae 6.00% 2037	16,562	17,572
Fannie Mae 6.00% 2037	3,997	4,242
Fannie Mae 6.50% 2037	45,382	48,441
Fannie Mae 6.50% 2037	36,849	39,529
Fannie Mae 6.50% 2037	30,826	33,068
Fannie Mae 6.50% 2037	18,731	19,994
Fannie Mae 7.00% 2037	35,305	38,740
Fannie Mae 7.00% 2037	12,839	13,992
Fannie Mae 7.00% 2037	9,715	10,587
Fannie Mae 7.00% 2037	6,788	7,398
Fannie Mae 4.50% 2038	28,525	28,508
Fannie Mae 4.50% 2038	8,903	8,899
Fannie Mae 5.50% 2038	58,765	61,590
Fannie Mae 5.50% 2038	9,626	10,089
Fannie Mae 6.00% 2038	38,257	40,578
Fannie Mae 6.00% 2038	17,778	18,862
Fannie Mae 6.00% 2038	11,366	12,055
Fannie Mae 6.50% 2038	43,992	47,206
Fannie Mae 4.50% 2039	159,487	159,404
Fannie Mae 4.50% 2039	62,101	62,069
Fannie Mae 4.50% 2039	48,520	48,490
Fannie Mae 4.50% 2039	36,563	36,544
Fannie Mae 4.50% 2039	8,325	8,320
Fannie Mae 6.00% 2039	21,002	22,289
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	605	673
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	557	604
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	816	920
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	763	861
Fannie Mae 6.50% 2047	8,010	8,530
Fannie Mae 6.50% 2047	4,229	4,504
Fannie Mae 6.50% 2047	3,713	3,954
Fannie Mae 6.50% 2047	2,745	2,924
Fannie Mae 6.50% 2047	2,411	2,568
Fannie Mae 6.50% 2047	2,256	2,402
Fannie Mae 6.50% 2047	1,138	1,211
Fannie Mae 7.00% 2047	6,791	7,400
Fannie Mae 7.00% 2047	3,680	4,011
Fannie Mae 7.00% 2047	3,220	3,509
Fannie Mae 7.00% 2047	2,367	2,580
Fannie Mae 7.00% 2047	2,191	2,387
Fannie Mae 7.00% 2047	2,066	2,251
Fannie Mae 7.00% 2047	1,308	1,425
Fannie Mae 7.00% 2047	990	1,079
Fannie Mae 7.00% 2047	655	713
Fannie Mae 7.00% 2047	346	377
Freddie Mac 5.00% 2023	33,524	35,123
Freddie Mac 5.00% 2023	23,841	24,978
Freddie Mac 5.00% 2023	19,840	20,786
Freddie Mac 5.00% 2023	7,643	8,007
Freddie Mac 5.00% 2023	6,860	7,187
Freddie Mac 5.00% 2023	5,741	6,015
Freddie Mac 5.00% 2023	4,659	4,881
Freddie Mac 5.00% 2023	393	411
Freddie Mac 5.50% 2023	13,227	14,012
Freddie Mac 5.00% 2024	49,125	51,442
Freddie Mac 5.50% 2024	25,277	26,832
Freddie Mac 6.00% 2026	15,525	16,571
Freddie Mac 6.00% 2026	11,310	12,072
Freddie Mac 6.00% 2026	9,004	9,610
Freddie Mac 6.50% 2027	3,518	3,776
Freddie Mac 6.50% 2027	1,220	1,309
Freddie Mac 6.50% 2027	1,212	1,300
Freddie Mac 6.50% 2028	2,706	2,904
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	3,101	3,479
Freddie Mac, Series 3061, Class PN, 5.50% 2035	13,109	13,838
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	16,523	13,902
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	11,883	9,199
Freddie Mac, Series 3233, Class PA, 6.00% 2036	28,825	30,910
Freddie Mac, Series 3318, Class JT, 5.50% 2037	29,435	30,997
Freddie Mac, Series 3312, Class PA, 5.50% 2037	21,737	22,906
Freddie Mac 5.525% 20374	2,765	2,890
Freddie Mac, Series 3272, Class PA, 6.00% 2037	22,273	23,782
Freddie Mac 6.00% 2038	178,437	189,412
Freddie Mac 6.00% 2038	3,795	4,028
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,232	1,141
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	916	908
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,195	1,127
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,254	2,226
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	21,420	21,950
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	6,296	5,736
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	34,303	35,658
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	14,156	12,895
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	33,692	34,569
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	17,569
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,021	20,856
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,894
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	30,875	30,468
Government National Mortgage Assn. 10.00% 2021	413	481
Government National Mortgage Assn. 6.00% 2038	88,740	94,279
Government National Mortgage Assn. 6.50% 2038	40,674	43,489
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	3,951	4,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,778	1,783
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.316% 20374	63,000	63,442
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	11,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	6,119	6,204
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	25,452
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	78,870	81,208
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	1,989	2,030
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373	18,300	18,484
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20373	20,000	20,566
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	32,200	33,112
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	12,545	11,866
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 3.239% 20354	28,732	24,946
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR19, Class A-6, 5.622% 20364	22,000	15,321
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,240	11,083
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	16,838	15,634
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	27,236	23,424
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	46,162	47,696
Bank of America 5.50% 20123	44,500	47,502
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	4,017
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	39,064
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,542
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	35,372	36,549
Nationwide Building Society, Series 2007-2, 5.50% 20123	32,500	34,870
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	33,191
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.852% 20364	22,989	16,900
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.905% 20364	20,423	14,525
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	31,715	28,846
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 20363	27,350	27,613
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	1,283	1,278
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 20454	25,000	25,481
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20183	15,000	15,987
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	10,477
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	2,614	2,264
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	8,637	6,872
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	17,392	15,168
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	2,147	2,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	1,725	1,786
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 20404	20,000	17,534
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,205
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	10,969	11,087
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263	21,114	20,045
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	21,550	19,831
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	14,831	15,398
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.462% 20354	20,000	15,320
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	499	500
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	13,867
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 20153	14,000	14,279
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	15,756	12,782
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	5,132	5,050
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	5,514	5,487
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,486	8,879
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 20332	7,344	7,378
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020	7,785	7,309
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20444	6,810	6,938
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	4,968	4,963
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	3,949	3,825
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.245% 20273,4	878	791
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	4,468	4,441
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 3.461% 20334	5,243	4,327
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,152	2,638
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 20153	1,602	1,651
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	1,135	1,143
		4,089,222

CORPORATE BONDS & NOTES — 7.88%
FINANCIALS — 2.25%
Liberty Mutual Group Inc. 6.50% 20353	19,845	15,979
Liberty Mutual Group Inc. 7.50% 20363	25,350	23,272
Liberty Mutual Group Inc., Series C, 10.75% 20883,4	13,795	14,761
Liberty Mutual Group Inc. 7.697% 20973	22,180	19,040
Westfield Group 5.40% 20123	495	525
Westfield Group 5.75% 20153	16,250	17,155
Westfield Group 5.70% 20163	27,495	28,316
Westfield Group 7.125% 20183	15,750	17,247
ProLogis 5.50% 2012	15,000	15,193
ProLogis 5.625% 2015	10,425	9,925
ProLogis 6.625% 2018	15,500	14,723
ProLogis 7.375% 2019	20,000	19,762
Abbey National Treasury Services PLC 3.875% 20143	14,000	14,065
Santander Issuances, SA Unipersonal 5.805% 20163,4	20,000	19,826
Sovereign Bancorp, Inc. 8.75% 2018	4,000	4,620
Santander Issuances, SA Unipersonal 6.50% 20193,4	11,500	11,941
Kimco Realty Corp. 6.00% 2012	2,750	2,902
Kimco Realty Corp., Series C, 4.82% 2014	13,000	12,751
Kimco Realty Corp., Series C, 5.783% 2016	14,000	13,840
Kimco Realty Corp. 5.70% 2017	21,180	20,433
UniCredito Italiano SpA 5.584% 20173,4	40,000	38,129
UniCredito Italiano SpA 6.00% 20173	10,000	9,927
American Express Bank 5.50% 2013	21,300	22,721
American Express Co. 6.15% 2017	22,800	23,865
CNA Financial Corp. 5.85% 2014	25,000	24,667
CNA Financial Corp. 6.50% 2016	16,000	15,748
Simon Property Group, LP 6.75% 2014	8,495	9,062
Simon Property Group, LP 5.875% 2017	15,165	15,208
Simon Property Group, LP 6.125% 2018	15,160	15,428
Monumental Global Funding 5.50% 20133	12,000	12,356
Monumental Global Funding III 0.484% 20143,4	29,000	26,237
PRICOA Global Funding I 4.20% 20103	11,000	11,000
Prudential Financial, Inc., Series D, 5.50% 2016	14,000	14,037
Prudential Holdings, LLC, Series C, 8.695% 20233,6	11,500	12,336
HBOS PLC 6.75% 20183	39,062	36,302
Goldman Sachs Group, Inc. 6.15% 2018	25,745	27,605
Hospitality Properties Trust 6.75% 2013	7,215	7,322
Hospitality Properties Trust 6.70% 2018	21,025	19,268
Bank of America Corp. 5.75% 2017	25,275	25,923
JPMorgan Chase & Co. 4.891% 20154	20,000	20,045
JPMorgan Chase & Co. 6.30% 2019	5,000	5,510
ERP Operating LP 5.375% 2016	25,000	24,613
ACE INA Holdings Inc. 5.875% 2014	20,000	21,713
Morgan Stanley 6.00% 2014	20,000	21,525
American Honda Finance Corp. 5.125% 20103	20,500	21,172
Barclays Bank PLC 2.50% 2013	8,500	8,496
Barclays Bank PLC 5.00% 2016	12,250	12,535
Citigroup Inc. 6.125% 2018	19,500	19,637
Fifth Third Bancorp 8.25% 2038	9,000	8,580
Fifth Third Capital Trust IV 6.50% 20674	14,500	10,658
Nationwide Financial Services, Inc. 6.75% 20674	21,950	17,159
Nordea Bank 3.70% 20143	16,750	16,736
Boston Properties, Inc. 5.875% 2019	16,500	16,582
Principal Life Insurance Co. 5.30% 2013	15,500	16,379
New York Life Global Funding 5.25% 20123	15,000	16,097
Household Finance Corp. 6.375% 2012	13,000	14,167
Catlin Insurance Ltd. 7.249% (undated)3,4	19,135	14,160
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	13,888
Loews Corp. 6.00% 2035	14,000	13,448
Resona Bank, Ltd. 5.85% (undated)3,4	15,000	13,108
Assurant, Inc. 5.625% 2014	12,665	12,997
Metropolitan Life Global Funding I, 5.125% 20133	12,000	12,722
Standard Chartered Bank 6.40% 20173	10,800	11,185
Developers Diversified Realty Corp. 4.625% 2010	10,755	10,689
Lincoln National Corp. 5.65% 2012	10,250	10,615
Federal Realty Investment Trust 4.50% 2011	8,500	8,555
Nationwide Mutual Insurance Co. 5.81% 20243,4	10,000	7,908
Wells Fargo & Co. 4.375% 2013	6,920	7,193
United Dominion Realty Trust, Inc. 5.00% 2012	6,000	6,079
		1,077,568

TELECOMMUNICATION SERVICES — 1.09%
SBC Communications Inc. 6.25% 2011	10,000	10,593
AT&T Wireless Services, Inc. 7.875% 2011	12,170	13,079
AT&T Wireless Services, Inc. 8.125% 2012	5,230	5,913
AT&T Inc. 4.95% 2013	16,250	17,349
SBC Communications Inc. 5.10% 2014	15,000	16,152
SBC Communications Inc. 5.625% 2016	49,300	53,032
BellSouth Capital Funding Corp. 7.875% 2030	51,500	58,961
AT&T Corp. 8.00% 20314	10,000	12,240
SBC Communications Inc. 6.45% 2034	40,000	40,912
Verizon Communications Inc. 3.75% 2011	29,250	30,172
Verizon Communications Inc. 5.55% 2014	12,440	13,513
Verizon Communications Inc. 5.50% 2017	13,975	14,769
Verizon Communications Inc. 5.50% 2018	25,500	26,654
Verizon Communications Inc. 6.10% 2018	21,250	23,135
Verizon Communications Inc. 6.35% 2019	15,600	17,241
Verizon Communications Inc. 6.25% 2037	50,000	50,877
Verizon Communications Inc. 6.90% 2038	4,500	5,004
Telecom Italia Capital SA 5.25% 2015	44,721	46,816
Telecom Italia Capital SA 7.721% 2038	12,500	14,437
Deutsche Telekom International Finance BV 5.875% 2013	12,500	13,537
Deutsche Telekom International Finance BV 4.875% 2014	15,500	16,270
France Télécom 4.375% 2014	10,000	10,460
American Tower Corp. 4.625% 20153	10,000	10,126
		521,242

INDUSTRIALS — 0.87%
Burlington Northern Santa Fe Corp. 7.00% 2014	31,850	36,179
Burlington Northern Santa Fe Corp. 4.70% 2019	16,250	16,130
BNSF Funding Trust I 6.613% 20554	6,175	5,943
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20166	17,608	16,854
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	8,874	8,508
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	4,718	4,662
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20206	9,782	9,672
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	7,263	6,805
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	9,045	8,231
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	29,550	28,294
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20246	17,506	15,580
Union Pacific Corp. 5.75% 2017	4,325	4,570
Union Pacific Corp. 5.70% 2018	29,150	30,586
CSX Corp. 5.75% 2013	7,670	8,304
CSX Corp. 6.25% 2015	5,990	6,605
CSX Corp. 6.15% 2037	17,645	17,937
Caterpillar Financial Services Corp., Series F, 6.20% 2013	23,940	26,700
Koninklijke Philips Electronics NV 5.75% 2018	23,500	25,046
General Electric Co. 5.25% 2017	24,250	24,820
Norfolk Southern Corp. 5.75% 2016	7,615	8,112
Norfolk Southern Corp. 5.75% 2018	15,500	16,423
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,6	9,807	10,203
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20133,6	13,321	13,593
Volvo Treasury AB 5.95% 20153	18,000	18,595
Atlas Copco AB 5.60% 20173	14,000	14,135
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	13,650	13,705
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20246	13,827	11,891
Canadian National Railway Co. 4.95% 2014	6,000	6,413
		414,496

CONSUMER DISCRETIONARY — 0.79%
AOL Time Warner Inc. 6.875% 2012	40,000	43,813
Time Warner Inc. 5.875% 2016	14,210	15,362
AOL Time Warner Inc. 7.625% 2031	25,315	29,489
Time Warner Cable Inc. 6.75% 2018	45,370	49,923
Time Warner Cable Inc. 5.00% 2020	25,000	24,291
Comcast Corp. 5.30% 2014	15,000	16,024
Comcast Corp. 6.95% 2037	34,250	37,449
Comcast Corp. 6.40% 2038	13,425	13,860
Cox Communications, Inc. 4.625% 2010	25,000	25,021
Cox Communications, Inc. 7.75% 2010	15,000	15,706
Cox Communications, Inc. 5.45% 2014	15,500	16,624
Thomson Reuters Corp. 5.95% 2013	8,140	8,918
Thomson Reuters Corp. 6.50% 2018	20,815	23,565
Toll Brothers, Inc. 4.95% 2014	20,000	19,500
News America Inc. 5.30% 2014	8,750	9,468
News America Inc. 6.90% 2019	3,250	3,668
News America Inc. 6.15% 2037	5,000	4,991
Nordstrom, Inc. 6.75% 2014	10,000	11,179
Seminole Tribe of Florida 5.798% 20133,6	9,320	8,974
		377,825

UTILITIES — 0.72%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	55,500	60,121
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	11,214
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	18,906
MidAmerican Energy Holdings Co. 5.75% 2018	25,925	27,369
MidAmerican Energy Holdings Co. 6.50% 2037	5,000	5,395
PG&E Corp. 5.75% 2014	5,750	6,204
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	20,948
E.ON International Finance BV 5.80% 20183	24,450	26,303
Alabama Power Co., Series FF, 5.20% 2016	16,000	16,527
Alabama Power Co. 6.00% 2039	7,500	7,932
Exelon Corp. 4.45% 2010	20,000	20,333
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	16,703
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	16,445
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,600
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	10,853
Electricité de France SA 6.95% 20393	12,000	14,241
Iberdrola Finance Ireland 3.80% 20143	11,000	11,062
Niagara Mohawk Power 3.553% 20143	10,000	9,980
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 20363	10,610	9,696
Public Service Electric and Gas Co., Series E, 5.30% 2018	8,500	8,938
Appalachian Power Co., Series M, 5.55% 2011	7,800	8,114
Veolia Environnement 5.25% 2013	6,500	6,880
Kern River Funding Corp. 4.893% 20183,6	4,687	4,683
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20183,6	4,089	4,101
		346,548

ENERGY — 0.65%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610	43,750
Kinder Morgan Energy Partners LP 6.50% 2037	10,000	10,108
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	13,123
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	13,989
Enbridge Energy Partners, LP 8.05% 20774	17,520	16,310
BP Capital Markets PLC 3.625% 20143	15,000	15,360
BP Capital Markets PLC 3.875% 2015	20,000	20,572
TransCanada PipeLines Ltd. 6.35% 20674	26,110	24,533
Rockies Express Pipeline LLC 6.85% 20183	14,750	16,328
Shell International Finance 1.30% 2011	16,250	16,299
Gaz Capital SA 6.51% 20223	17,495	16,095
Sunoco, Inc. 4.875% 2014	15,000	15,132
Enterprise Products Operating LLC 6.30% 2017	13,000	14,016
StatoilHydro ASA 2.90% 2014	13,285	13,245
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,760
Ras Laffan Liquefied Natural Gas II 5.298% 20203,6	12,000	12,118
Enbridge Inc. 5.60% 2017	10,000	10,410
Husky Energy Inc. 6.80% 2037	9,375	9,964
Williams Companies, Inc. 8.75% 2032	6,025	7,229
Polar Tankers, Inc. 5.951% 20373,6	6,685	6,513
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 20103,6	1,278	1,259
		309,113

HEALTH CARE — 0.62%
Cardinal Health, Inc. 4.00% 2015	44,100	43,321
Cardinal Health, Inc. 5.80% 2016	17,500	17,627
UnitedHealth Group Inc. 6.00% 2017	22,170	23,237
UnitedHealth Group Inc. 6.00% 2018	35,000	36,211
GlaxoSmithKline Capital Inc. 4.85% 2013	33,700	36,203
AstraZeneca PLC 5.90% 2017	25,000	27,823
Pfizer Inc. 4.45% 2012	25,000	26,455
Roche Holdings Inc. 4.50% 20123	20,000	21,073
Hospira, Inc. 5.55% 2012	14,120	15,058
Biogen Idec Inc. 6.00% 2013	13,500	14,349
Coventry Health Care, Inc. 6.30% 2014	11,955	11,705
Merck & Co., Inc. 5.00% 2019	8,925	9,294
Abbott Laboratories 5.125% 2019	8,600	9,012
Humana Inc. 6.45% 2016	7,187	7,274
		298,642

CONSUMER STAPLES — 0.35%
Anheuser-Busch InBev NV 4.125% 20153	16,500	16,772
Anheuser-Busch InBev NV 7.75% 20193	20,000	23,455
Altria Group, Inc. 9.25% 2019	15,000	18,310
Altria Group, Inc. 9.95% 2038	13,500	17,647
CVS Caremark Corp. 6.036% 20286	7,271	6,900
CVS Caremark Corp. 6.943% 20306	12,490	12,590
PepsiCo, Inc. 7.90% 2018	15,000	18,439
Kraft Foods Inc. 6.75% 2014	16,180	17,909
British American Tobacco International Finance PLC 9.50% 20183	13,580	17,272
Kroger Co. 3.90% 2015	16,250	16,360
		165,654

MATERIALS — 0.30%
Rio Tinto Finance (USA) Ltd. 5.875% 2013	28,500	30,777
Rio Tinto Finance (USA) Ltd. 8.95% 2014	9,180	11,011
Dow Chemical Co. 7.60% 2014	18,250	20,786
Rohm and Haas Co. 6.00% 2017	17,445	18,030
International Paper Co. 7.40% 2014	23,250	25,921
International Paper Co. 7.30% 2039	10,500	11,174
Yara International ASA 7.875% 20193	17,250	19,729
BHP Billiton Finance (USA) Ltd. 5.50% 2014	4,690	5,149
		142,577

INFORMATION TECHNOLOGY — 0.24%
Hewlett-Packard Co. 4.50% 2013	20,000	21,219
Electronic Data Systems Corp., Series B, 6.00% 20134	32,500	35,955
KLA-Tencor Corp. 6.90% 2018	30,250	31,878
Oracle Corp. 3.75% 2014	15,750	16,268
Cisco Systems, Inc. 2.90% 2014	10,000	9,993
		115,313

Total corporate bonds & notes		3,768,978

ASSET-BACKED OBLIGATIONS6 — 0.83%
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	18,631	19,146
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	14,225	14,654
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	15,000	15,408
World Omni Auto Receivables Trust, Series 2006-B, Class A-4, 5.12% 2012	43,983	45,115
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 20113	29,550	30,070
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20143	9,000	8,977
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	25,750	26,344
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013	24,000	24,946
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	18,052
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	17,289
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20143	15,629	16,110
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,914	4,190
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	5,701	4,606
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.831% 20334	110	83
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	6,378	5,418
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 0.781% 20344	20,434	14,257
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	13,581	14,040
Chase Credit Card Owner Trust, Series 2003-4, Class B, 0.883% 20164	14,000	13,307
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	12,748
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 20113	308	310
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20123	4,565	4,648
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20133	6,707	6,873
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 20143	11,379	11,654
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20334	6,063	5,084
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	7,055	5,987
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.026% 20344	14,117	8,990
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.533% 20193,4	9,382	7,758
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	6,794	6,902
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	2,012	2,026
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	4,748	4,820
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 20364	12,512	6,043
Home Equity Asset Trust, Series 2004-2, Class M-1, 1.026% 20344	7,984	5,377
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20173	5,993	5,156
CWABS, Inc., Series 2004-BC1, Class M-1, 0.731% 20344	5,304	4,453
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 20103	2,092	2,111
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.031% 20344	1,289	788
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.131% 20344	1,277	426
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	1,128	1,129
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	60	60
		395,355

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.16%
Croatian Government 6.75% 20193	17,000	18,343
Province of Ontario 1.875% 2012	16,750	16,595
Polish Government 6.375% 2019	14,350	15,680
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 3.25% 20123	13,000	13,391
France Government Agency-Guaranteed, Société Finance 2.875% 20143	10,460	10,376
		74,385

MUNICIPALS — 0.02%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	14,041	11,230
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	553	461
		11,691

MISCELLANEOUS — 0.03%
Other bonds & notes in initial period of acquisition		15,697

Total bonds & notes (cost: $14,948,747,000)		15,135,346

	Principal amount	Value
Short-term securities — 2.92%	(000)	(000)

Freddie Mac 0.11%–0.245% due 1/27–5/4/2010	$434,100	$434,014
U.S. Treasury Bills 0.055%–0.34% due 3/11–8/26/2010	350,200	349,841
Coca-Cola Co. 0.15%–0.20% due 2/17–5/11/20103	101,600	101,555
Straight-A Funding LLC 0.15%–0.18% due 2/2–3/10/20103	80,183	80,164
Paccar Financial Corp. 0.17%–0.19% due 1/26–3/18/2010	75,600	75,581
Fannie Mae 0.11%–0.25% due 3/24–8/16/2010	53,300	53,261
Medtronic Inc. 0.13% due 2/23/20103	50,600	50,586
General Electric Capital Services, Inc. 0.17% due 2/18/2010	30,000	29,991
General Electric Capital Corp. 0.01% due 1/4/2010	8,600	8,600
Bank of America Corp. 0.31% due 2/23/2010	33,100	33,089
Jupiter Securitization Co., LLC 0.15% due 1/12/20103	15,891	15,890
JPMorgan Chase & Co. 0.15% due 1/19/2010	15,600	15,599
Harvard University 0.14% due 2/11/2010	30,600	30,594
Federal Home Loan Bank 0.065%–0.122% due 1/13–2/19/2010	28,400	28,399
Walt Disney Co. 0.12% due 2/24/20103	25,000	24,991
Private Export Funding Corp. 0.22% due 3/29/20103	25,000	24,991
Johnson & Johnson 0.12% due 3/18/20103	23,700	23,692
NetJets Inc. 0.11% due 1/14/20103	14,400	14,399

Total short-term securities (cost: $1,394,951,000)		1,395,237

Total investment securities (cost: $43,815,272,000)		47,766,830
Other assets less liabilities		53,569

Net assets		$47,820,399

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $1,311,013,000, which represented 2.74% of the net assets of the fund. This amount includes $677,203,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,681,848,000, which represented 3.52% of the net assets of the fund.

4Coupon rate may change periodically.
5Index-linked bond whose principal amount moves with a government retail price index.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-911-0210O-S21488

Summary investment portfolio, December 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type (percent of net assets)

Common stocks	65%
Fixed-income securities	32
Short-term securities & other assets less liabilities	3
[end pie chart]

			Percent
		Value	of net
Common stocks - 65.00%	Shares	(000)	assets

Information technology - 11.56%
Microsoft Corp.	43,820,000	$1,336,072	2.79%
Oracle Corp.	32,136,391	788,627	1.65
Cisco Systems, Inc. (1)	28,300,000	677,502	1.42
International Business Machines Corp.	3,400,000	445,060	.93
Hewlett-Packard Co.	7,850,000	404,354	.84
QUALCOMM Inc.	6,470,000	299,302	.63
Other securities		1,577,156	3.30
		5,528,073	11.56

Financials - 8.66%
Wells Fargo & Co.	34,122,500	920,966	1.92
Berkshire Hathaway Inc., Class A (1)	8,080	801,536	1.68
U.S. Bancorp	23,510,000	529,210	1.11
American Express Co.	9,300,000	376,836	.79
JPMorgan Chase & Co.	7,145,000	297,732	.62
Other securities		1,215,515	2.54
		4,141,795	8.66

Industrials - 8.31%
Boeing Co.	10,660,000	577,026	1.21
Deere & Co.	8,240,000	445,701	.93
United Technologies Corp.	5,030,000	349,132	.73
Lockheed Martin Corp.	4,393,772	331,071	.69
Emerson Electric Co.	6,350,000	270,510	.57
Other securities		1,997,279	4.18
		3,970,719	8.31

Health care - 7.45%
Merck & Co., Inc.	14,077,200	514,381	1.08
Bristol-Myers Squibb Co.	17,000,000	429,250	.90
UnitedHealth Group Inc.	13,950,000	425,196	.89
Pfizer Inc	21,622,000	393,304	.82
Eli Lilly and Co.	10,352,000	369,670	.77
Abbott Laboratories	6,600,000	356,334	.74
Medtronic, Inc.	8,000,000	351,840	.74
Other securities		720,981	1.51
		3,560,956	7.45

Energy - 7.27%
Chevron Corp.	12,772,000	983,316	2.05
Royal Dutch Shell PLC, Class B (ADR)	12,083,000	702,385	1.47
ConocoPhillips	11,250,000	574,537	1.20
Exxon Mobil Corp.	4,750,000	323,902	.68
Baker Hughes Inc.	7,000,000	283,360	.59
Other securities		610,644	1.28
		3,478,144	7.27

Consumer staples - 6.19%
Coca-Cola Co.	14,570,000	830,490	1.74
Philip Morris International Inc.	14,400,000	693,936	1.45
Wal-Mart Stores, Inc.	7,537,800	402,895	.84
Other securities		1,030,963	2.16
		2,958,284	6.19

Consumer discretionary - 3.94%
Home Depot, Inc.	19,400,000	561,242	1.17
Time Warner Inc.	13,583,333	395,818	.83
McDonald's Corp.	4,070,000	254,131	.53
Other securities		670,578	1.41
		1,881,769	3.94

Materials - 3.72%
Monsanto Co.	5,955,000	486,821	1.02
E.I. du Pont de Nemours and Co.	9,300,000	313,131	.65
BHP Billiton Ltd. (2)	7,000,000	268,041	.56
Other securities		712,373	1.49
		1,780,366	3.72

Telecommunication services - 2.53%
AT&T Inc.	26,000,000	728,780	1.52
Verizon Communications Inc.	12,800,000	424,064	.89
Other securities		57,968	.12
		1,210,812	2.53

Utilities - 2.14%
PG&E Corp.	7,100,000	317,015	.66
Exelon Corp.	5,700,000	278,559	.58
Other securities		428,915	.90
		1,024,489	2.14

Miscellaneous - 3.23%
Other common stocks in initial period of acquisition		1,545,948	3.23

Total common stocks (cost: $27,304,826,000)		31,081,355	65.00

Preferred stocks - 0.32%

Financials - 0.28%
Other securities		135,689	.28

Miscellaneous - 0.04%
Other preferred stocks in initial period of acquisition		19,203	.04

Total preferred stocks (cost: $166,748,000)		154,892	.32

	Principal amount
Bonds & notes - 31.65%	(000)

Bonds & notes of U.S. government & government agencies - 14.18%
U.S. Treasury:
4.625% 2011	$1,023,000	1,093,168
3.375% 2013	732,000	768,483
3.50% 2013	463,000	487,993
4.25% 2013	245,335	264,810
3.50% 2018	1,124,250	1,115,245
6.25% 2023	519,500	620,802
0.875%-8.875% 2010-2039 (2) (3)	2,058,200	2,128,850	13.55
Fannie Mae 6.25% 2029	20,000	22,928	.05
Other securities		277,739	.58
		6,780,018	14.18

Mortgage-backed obligations (4) - 8.55%
Fannie Mae 0%-11.829% 2010-2047 (5)	2,082,949	2,154,344	4.51
Freddie Mac 0%-7.50% 2023-2038	566,508	592,559	1.24
Other securities		1,342,319	2.80
		4,089,222	8.55
Corporate bonds & notes - 7.88%
Financials - 2.25%
Wells Fargo & Co. 4.375% 2013	6,920	7,193	.02
Other securities		1,070,375	2.23
		1,077,568	2.25

Telecommunication services - 1.09%
SBC Communications Inc. 5.10%-6.45% 2011-2034	114,300	120,689
BellSouth Capital Funding Corp. 7.875% 2030	51,500	58,961
AT&T Wireless Services, Inc. 7.875%-8.125% 2011-2012	17,400	18,992
AT&T Inc. 4.95% 2013	16,250	17,349
AT&T Corp. 8.00% 2031 (5)	10,000	12,240	.48
Verizon Communications Inc. 3.75%-6.90% 2011-2038	172,515	181,365	.38
Other securities		111,646	.23
		521,242	1.09

Consumer discretionary - 0.79%
AOL Time Warner Inc. 6.875%-7.625% 2012-2031	65,315	73,302
Time Warner Inc. 5.875% 2016	14,210	15,362	.19
Other securities		289,161	.60
		377,825	.79

Energy - 0.65%
Shell International Finance 1.30% 2011	16,250	16,299	.03
Polar Tankers, Inc. 5.951% 2037 (4) (6)	6,685	6,513	.01
Other securities		286,301	.61
		309,113	.65

Health care - 0.62%
UnitedHealth Group Inc. 6.00% 2017-2018	57,170	59,448	.12
Merck & Co., Inc. 5.00% 2019	8,925	9,294	.02
Other securities		229,900	.48
		298,642	.62

Information technology - 0.24%
Oracle Corp. 3.75% 2014	15,750	16,268	.03
Cisco Systems, Inc. 2.90% 2014	10,000	9,993	.02
Other securities		89,052	.19
		115,313	.24

Other corporate bonds & notes- 2.24%
Other securities		1,069,275	2.24

Total corporate bonds & notes		3,768,978	7.88

Other - 1.01%
Other securities		481,431	1.01

Miscellaneous - 0.03%
Other bonds & notes in initial period of acquisition		15,697	.03

Total bonds & notes (cost: $14,948,747,000)		15,135,346	31.65

Short-term securities - 2.92%

Freddie Mac 0.11%-0.245% due 1/27-5/4/2010	434,100	434,014	.91
U.S. Treasury Bills 0.055%-0.34% due 3/11-8/26/2010	350,200	349,841	.73
Coca-Cola Co. 0.15%-0.20% due 2/17-5/11/2010 (6)	101,600	101,555	.21
Fannie Mae 0.11%-0.25% due 3/24-8/16/2010	53,300	53,261	.11
NetJets Inc. 0.11% due 1/14/2010 (6)	14,400	14,399	.03
Other securities		442,167	.93

Total short-term securities (cost: $1,394,951,000)		1,395,237	2.92

Total investment securities (cost: $43,815,272,000)		47,766,830	99.89

Other assets less liabilities		53,569	.11

Net assets		$47,820,399	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,311,013,000, which represented 2.74% of the net assets of the fund. This amount includes $677,203,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,681,848,000, which represented 3.52% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $43,815,272)		$47,766,830
Cash denominated in currencies other than U.S. dollars (cost: $340)		344
Cash		65
Receivables for:
Sales of investments	$40,437
Sales of fund's shares	69,433
Dividends and interest	194,293	304,163
		48,071,402
Liabilities:
Payables for:
Purchases of investments	63,531
Repurchases of fund's shares	148,640
Investment advisory services	9,858
Services provided by affiliates	22,504
Directors' deferred compensation	2,177
Other	4,293	251,003
Net assets at December 31, 2009		$47,820,399

Net assets consist of:
Capital paid in on shares of capital stock		$49,797,684
Undistributed net investment income		17,510
Accumulated net realized loss		(5,946,315)
Net unrealized appreciation		3,951,520
Net assets at December 31, 2009		$47,820,399

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (2,952,688 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$29,674,582	1,830,416	$16.21
Class B	3,304,865	204,537	16.16
Class C	4,429,372	274,399	16.14
Class F-1	885,466	54,629	16.21
Class F-2	164,418	10,144	16.21
Class 529-A	1,290,954	79,716	16.19
Class 529-B	284,510	17,575	16.19
Class 529-C	507,131	31,324	16.19
Class 529-E	79,859	4,933	16.19
Class 529-F-1	42,400	2,620	16.19
Class R-1	119,741	7,424	16.13
Class R-2	1,053,670	65,289	16.14
Class R-3	2,325,574	143,981	16.15
Class R-4	1,736,379	107,228	16.19
Class R-5	1,331,948	82,113	16.22
Class R-6	589,530	36,360	16.21

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $17.20 and $17.18, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,280)	$813,755
Interest	695,292	$1,509,047

Fees and expenses*:
Investment advisory services	105,924
Distribution services	172,152
Transfer agent services	46,348
Administrative services	25,182
Reports to shareholders	2,802
Registration statement and prospectus	8,162
Directors' compensation	797
Auditing and legal	117
Custodian	449
Other	2,812	364,745
Net investment income		1,144,302

Net realized loss and unrealized appreciation on investments and currency:
Net realized loss on:
Investments	(4,282,850)
Currency transactions	(1,462)	(4,284,312)
Net unrealized appreciation on:
Investments	11,456,168
Currency translations	108	11,456,276
Net realized loss and unrealized appreciation on investments and currency		7,171,964
Net increase in net assets resulting from operations		$8,316,266

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)
	Year ended December 31
	2009	2008
Operations:
Net investment income	$1,144,302	$1,479,078
Net realized loss on investments and currency transactions	(4,284,312)	(1,648,768)
Net unrealized appreciation (depreciation) on investments and currency translations	11,456,276	(15,316,379)
Net increase (decrease) in net assets resulting from operations	8,316,266	(15,486,069)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,166,741)	(1,602,469)
Distributions from net realized gain on investments	-	(440,268)
Total dividends and distributions paid to shareholders	(1,166,741)	(2,042,737)

Net capital share transactions	(2,382,577)	(6,705)

Total increase (decrease) in net assets	4,766,948	(17,535,511)

Net assets:
Beginning of year	43,053,451	60,588,962
End of year (including undistributed
net investment income: $17,510 and $38,570, respectively)	$47,820,399	$43,053,451

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency fluctuations and controls; different accounting, auditing, financial reporting, disclosure, regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2009, the fund reclassified $1,902,000 from accumulated net realized loss to undistributed net investment income and $523,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$19,868
Post-October currency loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*		(119)
Capital loss carryforwards†:
Expiring 2016	$(1,180,492)
Expiring 2017	(4,681,347)	(5,861,839)
Post-October capital loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*		(3,758)
Gross unrealized appreciation on investment securities		6,080,584
Gross unrealized depreciation on investment securities		(2,210,177)
Net unrealized appreciation on investment securities		3,870,407
Cost of investment securities		43,896,423

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2009			Year ended December 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$770,289	$-	$770,289	$1,061,925	$275,039	$1,336,964
Class B	68,568	-	68,568	109,514	38,718	148,232
Class C	84,863	-	84,863	125,087	44,051	169,138
Class F-1	24,945	-	24,945	37,856	9,931	47,787
Class F-2*	2,935	-	2,935	396	-	396
Class 529-A	31,071	-	31,071	38,098	9,715	47,813
Class 529-B	5,161	-	5,161	7,115	2,495	9,610
Class 529-C	8,928	-	8,928	11,922	4,147	16,069
Class 529-E	1,746	-	1,746	2,171	615	2,786
Class 529-F-1	1,031	-	1,031	1,175	263	1,438
Class R-1	2,168	-	2,168	2,541	805	3,346
Class R-2	18,873	-	18,873	24,881	8,441	33,322
Class R-3	53,008	-	53,008	77,781	23,940	101,721
Class R-4	46,044	-	46,044	54,862	14,212	69,074
Class R-5	37,936	-	37,936	47,145	7,896	55,041
Class R-6†	9,175	-	9,175	-	-	-
Total	$1,166,741	$-	$1,166,741	$1,602,469	$440,268	$2,042,737

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2009, the investment advisory services fee was $105,924,000, which was equivalent to an annualized rate of 0.244% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$64,659	$41,549	Not applicable	Not applicable	Not applicable
Class B	32,516	4,799	Not applicable	Not applicable	Not applicable
Class C	40,657	Included in administrative services	$6,105	$1,040	Not applicable
Class F-1	2,089		990	84	Not applicable
Class F-2	Not applicable		131	6	Not applicable
Class 529-A	2,384		1,297	214	$1,111
Class 529-B	2,574		302	81	258
Class 529-C	4,427		520	124	446
Class 529-E	347		81	13	69
Class 529-F-1	-		40	7	34
Class R-1	1,015		129	35	Not applicable
Class R-2	6,848		1,351	2,743	Not applicable
Class R-3	10,316		3,021	1,109	Not applicable
Class R-4	4,320		2,546	41	Not applicable
Class R-5	Not applicable		1,099	11	Not applicable
Class R-6*	Not applicable		144	-†	Not applicable
Total	$172,152	$46,348	$17,756	$5,508	$1,918
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $797,000, shown on the accompanying financial statements, includes $447,000 in current fees (either paid in cash or deferred) and a net increase of $350,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$5,528,073	$-		$-	$5,528,073
Financials	4,141,795	-		-	4,141,795
Industrials	3,860,934	109,785	*	-	3,970,719
Health care	3,560,956	-		-	3,560,956
Energy	3,478,144	-		-	3,478,144
Consumer staples	2,958,284	-		-	2,958,284
Consumer discretionary	1,881,769	-		-	1,881,769
Materials	1,512,325	268,041	*	-	1,780,366
Telecommunication services	1,152,844	57,968	*	-	1,210,812
Utilities	866,514	157,975	*	-	1,024,489
Miscellaneous	1,462,514	83,434	*	-	1,545,948
Preferred stocks	-	154,892		-	154,892
Bonds & notes:
Bonds & notes of U.S. government & government agencies	-	6,780,018		-	6,780,018
Mortgage-backed obligations	-	4,081,844		7,378	4,089,222
Corporate bonds & notes	-	3,768,978		-	3,768,978
Other	-	481,431		-	481,431
Miscellaneous	-	15,697		-	15,697
Short-term securities	-	1,395,237		-	1,395,237
Total	$30,404,152	$17,355,300		$7,378	$47,766,830

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2009 (dollars in thousands):

	Beginning		Net		Net transfers	Ending
	value	Net	realized	Net unrealized	out of	value
	at 1/1/2009	sales	loss(†)	appreciation(†)	Level 3	at 12/31/2009
Investment securities	$249,459	$(77,387)	$(4,285)	$10,924	$(171,333)	$7,378

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)(†):						$1,718

(*)Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $677,203,000 of investment securities were classified as Level 2 instead of Level 1.

(†)Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2009
Class A	$3,984,498	281,046	$735,362	52,120	$(6,442,246)	(460,161)	$(1,722,386)	(126,995)
Class B	124,701	9,210	64,867	4,657	(859,714)	(60,942)	(670,146)	(47,075)
Class C	506,259	35,802	79,663	5,706	(943,549)	(67,975)	(357,627)	(26,467)
Class F-1	192,838	13,525	21,856	1,557	(407,438)	(29,096)	(192,744)	(14,014)
Class F-2	147,881	10,358	2,350	159	(45,603)	(3,206)	104,628	7,311
Class 529-A	199,325	13,873	31,054	2,197	(159,311)	(11,192)	71,068	4,878
Class 529-B	14,113	1,031	5,158	368	(29,191)	(2,079)	(9,920)	(680)
Class 529-C	92,432	6,472	8,920	635	(90,028)	(6,314)	11,324	793
Class 529-E	12,870	897	1,744	124	(11,301)	(787)	3,313	234
Class 529-F-1	12,991	885	1,031	73	(8,415)	(580)	5,607	378
Class R-1	47,011	3,344	2,158	154	(35,812)	(2,572)	13,357	926
Class R-2	302,257	21,389	18,856	1,344	(278,490)	(19,760)	42,623	2,973
Class R-3	520,157	36,705	52,991	3,768	(557,874)	(39,164)	15,274	1,309
Class R-4	951,360	67,344	46,023	3,248	(972,110)	(64,726)	25,273	5,866
Class R-5	780,790	51,914	37,866	2,716	(1,058,663)	(75,345)	(240,007)	(20,715)
Class R-6(2)	517,645	36,331	9,175	605	(9,034)	(576)	517,786	36,360
Total net increase
(decrease)	$8,407,128	590,126	$1,119,074	79,431	$(11,908,779)	(844,475)	$(2,382,577)	(174,918)

Year ended December 31, 2008
Class A	$6,541,339	403,813	$1,281,245	75,631	$(7,906,651)	(489,944)	$(84,067)	(10,500)
Class B	344,946	20,857	141,278	8,319	(938,608)	(57,678)	(452,384)	(28,502)
Class C	941,452	58,091	159,387	9,407	(1,328,803)	(82,689)	(227,964)	(15,191)
Class F-1	438,016	27,259	41,463	2,445	(519,372)	(32,224)	(39,893)	(2,520)
Class F-2(3)	45,470	3,072	325	24	(3,610)	(263)	42,185	2,833
Class 529-A	213,417	12,731	47,803	2,832	(151,699)	(9,307)	109,521	6,256
Class 529-B	32,652	1,942	9,610	567	(32,678)	(2,012)	9,584	497
Class 529-C	100,257	5,971	16,065	949	(95,171)	(5,803)	21,151	1,117
Class 529-E	14,289	856	2,786	165	(10,967)	(666)	6,108	355
Class 529-F-1	11,907	696	1,438	85	(6,688)	(407)	6,657	374
Class R-1	50,484	2,997	3,321	198	(34,670)	(2,104)	19,135	1,091
Class R-2	349,023	20,926	33,287	1,970	(353,485)	(21,301)	28,825	1,595
Class R-3	719,096	42,334	101,705	5,976	(1,297,044)	(77,190)	(476,243)	(28,880)
Class R-4	662,301	38,924	69,066	4,086	(627,999)	(38,331)	103,368	4,679
Class R-5	1,160,744	67,166	54,918	3,317	(288,350)	(17,190)	927,312	53,293
Total net increase
(decrease)	$11,625,393	707,635	$1,963,697	115,971	$(13,595,795)	(837,109)	$(6,705)	(13,503)

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,943,273,000 and $17,870,746,000, respectively, during the year ended December 31, 2009.

8. Subsequent events

As of February 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 12/31/2009	$13.78	$.40	$2.44	$2.84	$(.41)	$-	$(.41)	$16.21	21.08%	$29,675	.67%	.67%	2.80%
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	26,972	.61	.59	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.60	37,999	.60	.58	2.68
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431	.61	.58	2.57
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009	.61	.59	2.31
Class B:
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	-	(.30)	16.16	20.24	3,305	1.43	1.43	2.06
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180	1.36	1.34	1.56
Class C:
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.16	4,429	1.45	1.45	2.02
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582	1.42	1.40	1.51
Class F-1:
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	-	(.42)	16.21	21.13	885	.64	.64	2.85
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946	.61	.58	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247	.59	.57	2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238	.63	.61	2.30
Class F-2:
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	-	(.45)	16.21	21.41	164	.41	.41	2.87
Period from 8/5/2008 to 12/31/2008	17.44	.21	(3.59)	(3.38)	(.28)	-	(.28)	13.78	(19.51)	39	.17	.16	1.45
Class 529-A:
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	-	(.40)	16.19	20.97	1,291	.73	.73	2.73
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030	.68	.65	2.90
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125	.66	.63	2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907	.67	.65	2.26
Class 529-B:
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.09	284	1.53	1.53	1.95
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265	1.51	1.49	1.41
Class 529-C:
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.10	507	1.52	1.52	1.94
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418	1.50	1.48	1.42
Class 529-E:
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	-	(.36)	16.19	20.71	80	1.02	1.02	2.45
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65	.97	.95	2.60
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73	.96	.93	2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59	.99	.97	1.93

Class 529-F-1:
Year ended 12/31/2009	$13.76	$.42	$2.44	$2.86	$(.43)	$-	$(.43)	$16.19	21.31%	$42	.52%	.52%	2.93%
Year ended 12/31/2008	19.28	.52	(5.34)	(4.82)	(.56)	(.14)	(.70)	13.76	(25.61)	31	.47	.45	3.11
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28	.46	.43	2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19	.57	.55	2.35
Class R-1:
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	-	(.30)	16.13	20.22	120	1.43	1.43	2.03
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35	2.21
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62	1.45	1.42	1.49
Class R-2:
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.14	1,054	1.47	1.47	1.99
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39	2.15
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902	1.48	1.40	1.51
Class R-3:
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	-	(.37)	16.15	20.73	2,326	.97	.97	2.49
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959	.90	.87	2.65
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059	.92	.90	2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541	.91	.89	2.02
Class R-4:
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	-	(.41)	16.19	21.09	1,736	.67	.67	2.75
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395	.65	.62	2.92
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724	.65	.62	2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441	.65	.63	2.28
Class R-5:
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	-	(.45)	16.22	21.44	1,332	.37	.37	3.19
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418	.35	.33	3.28
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411	.35	.33	2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324	.36	.34	2.57
Class R-6:
Period from 5/1/2009 to 12/31/2009	13.64	.30	2.61	2.91	(.34)	-	(.34)	16.21	21.52	590	.33 (5)	.33 (5)	2.94 (5)

	Year ended December 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	46%	41%	35%	34%	35%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of American Balanced Fund, Inc. (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2010